SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                  SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

        Date of Report (Date of earliest event reported): April 20, 2004

                            COMMUNITY WEST BANCSHARES
             (Exact name of registrant as specified in its charter)

         California                                   77-0446957
(State or other jurisdiction of                    (I.R.S. Employer
incorporation or organization)                   Identification  No.)

                        Commission File Number: 000-23575

  445 Pine Avenue, Goleta, California                             93117
(Address of principal executive offices)                       (Zip code)

                                :  (805) 692-5821
              (Registrant's telephone number, including area code)


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ITEM 7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

Exhibit :

99.1   Press  release  dated April 20, 2004, entitled "Community West Bancshares
       (CWBC) Announces that Earnings Increased 151% to $.15 Per Share for 2004 First Quarter."

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Results of Operations and Financial Condition
---------------------------------------------

     On April 20, 2004, the Company issued a press release announcing financial results for the quarter ended March 31, 2004, a copy of which is attached as
Exhibit 99.1 to this current Report on Form 8-K.


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                                   SIGNATURES


     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 20, 2004        COMMUNITY  WEST  BANCSHARES

                                By:/s/Charles  G.  Baltuskonis
                                   ---------------------------

                                   Charles  G.  Baltuskonis
                                   Executive  Vice  President  and
                                   Chief  Financial  Officer


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